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                                                                   EXHIBIT 10.46
December 4, 2001

VIA FACSIMILE


Mr. James P. Nolan
220 N. Jefferson
Sand Springs, Oklahoma 74063

Re:  Third Amended and Restated Forbearance Agreement dated as of November 27,
2001

Mr. Nolan:

With reference to that certain Third Amended and Restated Forbearance Agreement dated as of November 27, 2001, the date which the Borrower must repay the Overadvance to the Lender is hereby modified as follows:

     The Borrower agrees and acknowledges that the Borrower will repay the Overadvance to the Lender on or before 5:00 p.m. Atlanta time, Monday December 10, 2001.

The remaining terms and conditions of the Third Amended and Restated Forbearance Agreement remain unchanged and in full force and effect.

Very truly yours,

BANK OF AMERICA, N.A.


By:       /s/ Stuart A. Hall
   ------------------------------
   Name:  Stuart A. Hall
   Title: Vice President

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Mr. James P. Nolan
December 4, 2001
Page 2



BORROWER:

Read, consented and agreed to
this 4th day of December, 2001

SHEFFIELD STEEL CORPORATION

By:       /s/ Stephen R. Johnson
   ---------------------------------------
   Name:  Stephen R. Johnson
        ----------------------------------
   Title: Vice President & CFO
         ---------------------------------


WADDELL'S REBAR FABRICATORS, INC.

By:       /s/ Stephen R. Johnson
   ---------------------------------------
   Name:  Stephen R. Johnson
        ----------------------------------
   Title: Vice President & CFO
         ---------------------------------


WELLINGTON INDUSTRIES, INC.

By:        /s/ Stephen R. Johnson
   ---------------------------------------
   Name:   Stephen R. Johnson
        ----------------------------------
   Title:  Vice President & CFO
         ---------------------------------

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